NINTH AMENDMENT TO LOAN AND SECURITY AGREEMENT


     THIS NINTH AMENDMENT TO LOAN AND SECURITY
AGREEMENT (the "Amendment"), dated as of  June
28,  2000,  is  entered into between  CONGRESS
FINANCIAL CORPORATION (WESTERN), a California corporation ("Lender"), and GOTTSCHALKS INC., a Delaware corporation ("Borrower"), with its corporate office located at 7 River Park Place
East, Fresno, California  93720.

                    RECITAL

      A.   Borrower and Lender have previously
entered  into  that certain Loan and  Security
Agreement dated December 20, 1996, as  amended
by  the  First Amendment to Loan and  Security
Agreement,  dated as of August 20,  1998,  the
Second   Amendment   to  Loan   and   Security
Agreement, dated as of September 1, 1998,  the
Third   Amendment   to   Loan   and   Security
Agreement, dated as of December 18, 1998,  the
Fourth   Amendment   to  Loan   and   Security
Agreement, dated as of January 29,  1999,  the
Fifth   Amendment   to   Loan   and   Security
Agreement,  dated  as of March  1,  1999,  the
Sixth   Amendment   to   Loan   and   Security
Agreement,  dated as of August 12,  1999,  the
Seventh   Amendment  to  Loan   and   Security
Agreement, dated as of March 27, 2000 and  the
Eighth   Amendment   to  Loan   and   Security
Agreement,  dated  as  of  May  19,  2000  (as
amended, supplemented or modified from time to
time, the "Loan Agreement"), pursuant to which
Lender  has  made certain loans and  financial
accommodations  available to Borrower.   Terms
used herein without definition shall have  the
meanings   ascribed  to  them  in   the   Loan
Agreement.

      B.    Borrower  is purchasing  37  store
locations,   together  with   the   associated
leases,  machinery, equipment,  installations,
furniture,  tools, spare parts,  supplies  and
maintenance   equipment   (collectively,   the
"Lamonts   Purchased  Store"),  from   Lamonts
Apparel, Inc., a Delaware corporation, in  its
capacity  as debtor-in-possession in Case  No.
00-00045 (TTG) (the "Bankruptcy Case")  in  the
United States Bankruptcy Court for the Western
District   of   Washington  (the   "Bankruptcy
Court"),  and  is  assuming  the  leases   and
certain other contracts with respect to the Lamonts Purchased Stores, all in accordance with the Asset Purchase Agreement dated as of April 24, 2000 between Lamonts Apparel, Inc.
and  Borrower previously given to Lender  (the
"Purchase Agreement").

     C.   The Bankruptcy Court issued an Order
approving the transfer to Borrower of good and marketable title to the Lamonts Purchased
Stores and all assets related thereto free and clear of any liens and encumbrances (the
"Order") on May 16, 2000, which Order was acceptable to Lender.

      D.   An appeal of the Order was filed on
May  26,  2000,  which  appeal  abrogated  the
effectiveness of the Eighth Amendment pursuant
to  the  terms  of paragraph 5 thereof.   Such
appeal was dismissed by a "Stipulation and Order Dismissing With Prejudice Appeal By
Alamo Group and Troutman Investment Company" entered in the United States District Court,
Western  District of Washington  on  June  28,
2000.

      E.    In  light of the dismissal of  the
appeal of the Order as described above, Lender
and  Borrower wish to amend the Loan Agreement
to  reinstate  the provisions  of  the  Eighth
Amendment, except the provisions of  paragraph
5  of  the  Eighth  Amendment  abrogating  the
effectiveness   of   the   Eighth    Amendment
immediately  upon the filing of an  appeal  of
the   Order.    The  parties  by  this   Ninth
Amendment  intend to remove the provisions  of
such  paragraph 5 of the Eighth Amendment  and
to  make  the other provisions of  the  Eighth
Amendment  effective as of May 19,  2000,  all
under  the terms and conditions set  forth  in
this   Amendment  and  the  Eighth   Amendment
(excluding  such  paragraph  5).   Lender  and
Borrower are entering into this Amendment with
the  understanding and agreement that,  except
as   specifically  provided  herein,  none  of
Lender's rights or remedies as set forth in the Loan Agreement is being waived or modified by the terms of this Amendment.

      NOW, THEREFORE, in consideration of  the
foregoing  and  the  mutual  covenants  herein
contained,  and  for other good  and  valuable
consideration, the receipt and sufficiency  of
which  are  hereby acknowledged,  the  parties
hereby agree: (1) to remove the provisions  of
such paragraph 5 of the Eight Amendment and to
make   the  other  provisions  of  the  Eighth
Amendment  effective as of May 19,  2000;  (2)
all conditions to the effectiveness of the Eighth Amendment (except such paragraph 5) are conditions to the effectiveness of this Ninth
Amendment; and (3) except as specifically provided herein, none of Lender's rights or remedies as set forth in the Loan Agreement is being waived or modified by the terms of this Amendment.

      IN WITNESS WHEREOF, the parties have entered into this Amendment as of the date first above written.


BORROWER

Gottschalks INC.,
a Delaware corporation

By:  /s/ Michael S. Geele
Title:  SVP/CFO


LENDER

CONGRESS FINANCIAL CORPORATION
(WESTERN), a California corporation

By:  /s/ Kristine Metchikian
Title:   Vice President